SUMMARY STATEMENT OF INCOME                                        EXHIBIT 99.1
JULY 2001

-----------------------------------------------------------------------------------------------
                                                    CURRENT MONTH           YEAR-TO-DATE
                                                 -----------------        -----------------
($ MILLIONS)                                     2001         2000        2001         2000
-----------------------------------------------------------------------------------------------
REVENUE
     INTEGRATED STEEL                          $   168.0   $   251.8   $ 1,484.0    $ 2,105.8
     METAL FABRICATION                             106.5       121.9       823.3      1,002.0
     LESS: INTERSEGMENT SALES                      (11.7)      (12.4)      (96.3)       (81.1)
                                               ---------   ---------   ---------    ---------
             TOTAL REVENUE                     $   262.8   $   361.3   $ 2,211.0    $ 3,026.7
                                               =========   =========   =========    =========
PRETAX RESULTS
     INTEGRATED STEEL                          $   (52.6)  $   (22.9)  $  (326.8)   $    (0.1)
     METAL FABRICATION                              (2.2)        0.9         5.4         49.6
     STEEL TECHNOLOGIES                             --          (2.8)       --           (4.2)
     INTEREST EXPENSE                               (5.4)       (7.8)      (35.9)       (56.0)
     CORPORATE AND OTHER                            (2.4)       (2.4)       (8.8)       (15.8)
     LOSS ON SALE OF INVESTMENT IN AFFILIATE        --          --          --          (83.7)
     CHAP. 11 ADMINISTRATIVE EXPENSES, NET          (3.9)       --         (29.7)        --
     SPECIAL CHARGES                                --          --        (111.0)      (207.3)
                                               ---------   ---------   ---------    ---------
         PRETAX INCOME (LOSS)                      (66.5)      (35.0)     (506.8)      (317.5)
                                               ---------   ---------   ---------    ---------
TAX (PROVISION) CREDIT                              (1.0)       (1.1)       (7.0)        (7.0)
                                               ---------   ---------   ---------    ---------
INCOME (LOSS) BEFORE EXTRAORDINARY LOSS        $   (67.5)  $   (36.1)  $  (513.8)   $  (324.5)
     EXTRAORDINARY LOSS                             --          --          (2.0)        --
                                               ---------   ---------   ---------    ---------
NET INCOME (LOSS)                              $   (67.5)  $   (36.1)  $  (515.8)   $  (324.5)
                                               =========   =========   =========    =========
EPS                                            $   (0.65)  $   (0.37)  $   (4.98)   $   (3.29)
                                               =========   =========   =========    =========


                                      -1-
                              The LTV Corporation

SUMMARY STATEMENT OF CASH FLOWS                                   EXHIBIT 99.1
JULY 2001

                                                        YEAR-TO-DATE
                                                        ------------
($ MILLIONS)                                     MONTH    ACTUAL
------------------------------------------------------  ------------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS         $ (67.5)  $(515.8)
     EXTRAORDINARY LOSS                           --         2.0
     SPECIAL CHARGES                              --       111.0
     DEPRECIATION AND AMORTIZATION                24.2     171.3
     PENSION FUNDING (MORE) LESS THAN EXPENSE      3.0      27.7
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE       (5.3)    (16.8)
     VEBA RECOVERIES                              --         4.0
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                             86.9     346.4
     CHANGES IN OTHER ASSETS AND LIABILITIES      (5.6)    (54.3)
                                               -------   -------
         OPERATING ACTIVITY                       35.7      75.5
     PROPERTY ADDITIONS                           (6.6)    (48.5)
     INVESTMENTS IN STEEL-RELATED BUSINESSES      (1.8)    (10.9)
                                               -------   -------
         CHANGE IN CASH AND CASH EQUIVALENTS
             BEFORE CHANGE IN DEBT                27.3      16.1
             CHANGE IN BORROWINGS                (26.6)    (34.5)
                                               -------   -------
         CHANGE IN CASH AND CASH EQUIVALENTS       0.7     (18.4)
BEGINNING CASH AND CASH EQUIVALENTS               49.3      68.4
                                               -------   -------
ENDING CASH AND CASH EQUIVALENTS               $  50.0   $  50.0
                                               =======   =======

                                       -2-
                               The LTV Corporation

SUMMARY BALANCE SHEET                                              EXHIBIT 99.1
JULY 2001

-------------------------------------------------------------------
                                             July 31,  December 31,
($ MILLIONS)                                  2001        2000
-------------------------------------------------------------------
CURRENT ASSETS
      CASH AND CASH EQUIVALENTS              $   50.0   $   68.4
      RECEIVABLES                               428.1      494.8
      INVENTORIES                               738.7      970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER       35.8       24.9
                                             --------   --------
                                              1,252.6    1,559.0
                                             --------   --------
NONCURRENT ASSETS
      PROPERTY, PLANT AND EQUIPMENT           3,100.7    3,248.7
      INVESTMENTS IN AFFILIATES                 117.6      106.0
      OTHER NONCURRENT ASSETS                   413.5      444.4
                                             --------   --------
                                              3,631.8    3,799.1
                                             --------   --------
TOTAL ASSETS                                 $4,884.4   $5,358.1
                                             ========   ========

CURRENT LIABILITIES
      ACCOUNTS PAYABLE                       $  123.9   $   45.4
      ACCRUED EMPLOYEE COMPENSATION              78.5       55.9
      ACCRUED LIABILITIES AND OTHER              98.2       53.1
      CURRENT DEBT                              632.9      667.4
                                             --------   --------
                                                933.5      821.8
                                             --------   --------

NONCURRENT LIABILITIES
      POSTEMPLOYMENT HEALTH CARE BENEFITS        45.9       45.6
      PENSION BENEFITS                            3.5        4.1
      OTHER EMPLOYEE BENEFITS                     1.7        1.3
      OTHER                                      34.3       50.7
                                             --------   --------
                                                 85.4      101.7
                                             --------   --------
LIABILITIES SUBJECT TO COMPROMISE             3,777.0    3,858.1
TOTAL SHAREHOLDERS' EQUITY                       88.5      576.5
                                             --------   --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $4,884.4   $5,358.1
                                             ========   ========


                                       -3-

                               The LTV Corporation